EXHIBIT 10.1

FIRST AMENDMENT TO FIVE-YEAR SENIOR CREDIT AGREEMENT

This FIRST AMENDMENT TO FIVE-YEAR SENIOR CREDIT AGREEMENT (this “First Amendment”), dated as of August 2, 2013, among TYCO ELECTRONICS GROUP S.A. (the “Borrower”), TE CONNECTIVITY LTD. (the “Guarantor”), the Lenders party hereto, DEUTSCHE BANK AG NEW YORK BRANCH, as administrative agent (the “Administrative Agent”), DEUTSCHE BANK SECURITIES INC., MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED, J.P. MORGAN SECURITIES LLC, BNP PARIBAS SECURITIES CORP., and CITIGROUP GLOBAL MARKETS INC., as Joint Lead Arrangers and Joint Bookrunners (in such capacity, each a “Joint Lead Arranger”), BANK OF AMERICA, N.A. and JPMORGAN CHASE BANK, N.A., as Co-Syndication Agents (in such capacity, each a “Co-Syndication Agent”) and BNP  PARIBAS and CITIBANK, N.A., as Co-Documentation Agents (in such capacity, each a “Co-Documentation Agent”).  Capitalized terms used herein and not otherwise defined herein shall have the meanings given to them in the Credit Agreement referred to below, as amended by this First Amendment.  References to Sections or Schedules are references to Sections of, or Schedules to, the Credit Agreement, as applicable, unless otherwise stated.

RECITALS

WHEREAS, the parties hereto are parties to that certain Five-Year Senior Credit Agreement, dated as of June 24, 2011 (as amended, restated, amended and restated, modified and/or supplemented prior to, but not including, the date hereof, the “Credit Agreement”), among the Borrower, the Guarantor, the Lenders party thereto, the Administrative Agent, the Joint Lead Arrangers, the Co-Syndication Agents and the Co-Documentation Agents; and

WHEREAS, the parties hereto desire to amend the Credit Agreement pursuant to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

1.             Amendments and Agreements With Respect to the Credit Agreement.

(i)            Section 1.01 of the Credit Agreement is hereby amended by adding the following new definitions in the appropriate alphabetical order:

“Act” shall have the meaning provided in Section 10.16.

“Anti-Terrorism Laws” shall have the meaning provided in Section 3.12(a).

“Executive Order” shall have the meaning provided in Section 3.12(a).

“First Amendment Effective Date” shall have the meaning provided in the First Amendment to Five-Year Senior Credit Agreement, dated as of August 2, 2013, among the Borrower, the Guarantor, the Lenders party thereto and the Administrative Agent.

“OFAC” shall have the meaning provided in Section 3.12(a).

(ii)           The definition of “FATCA” appearing in Section 1.01 of the Credit Agreement is hereby restated in its entirety as follows:

““FATCA” means Sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof and any agreements entered into pursuant to Section 1471(b)(1) of the Code.”

(iii)          The definition of “Material Debt” appearing in Section 1.01 of the Credit Agreement is hereby amended by deleting the text “75,000,000” appearing therein and inserting the text “100,000,000” in lieu thereof.

(iv)          The definition of “Maturity Date” appearing in Section 1.01 of the Credit Agreement is hereby amended by deleting the text “June 24, 2016” appearing therein and inserting the text “August 2, 2018” in lieu thereof.

(v)           Section 3.04(b) of the Credit Agreement is hereby amended by deleting the text “September 24, 2010” appearing therein and inserting the text “September 28, 2012” in lieu thereof.

(vi)          Section 3.04(b), 3.05(a), and 3.05(b) of the Credit Agreement are each hereby amended by deleting the text “the date hereof” appearing therein and inserting the text “the First Amendment Effective Date” in lieu thereof.

(vii)         Article III of the Credit Agreement is hereby amended by adding the following new Section 3.12 to the end thereof:

“3.12  Anti-Terrorism Law.

(a)  Neither the Borrower, the Guarantor nor any of its Subsidiaries is in violation of the foreign assets control regulations of the U.S. Treasury Department’s Office of Foreign Asset Control (“OFAC”) (31 CFR, Subtitle B, Chapter V, as amended), Executive Order No. 13224 on Terrorist Financing effective September 24, 2001 (the “Executive Order”) or the Act (collectively, the “Anti-Terrorism Laws”), in each case in which could reasonably be expected to have a Material Adverse Effect or except as described in the Guarantor’s filings of Forms 10-K, 10-Q or 8-K.  Neither the Borrower, the Guarantor nor any of its Subsidiaries is any of the following:

(i)            a Person that is listed in the annex to, or is otherwise subject to the provisions of, the Executive Order;

(ii)           a Person owned or controlled by, or acting for or on behalf of, any Person that is listed in the annex to, or is otherwise subject to the provisions of, the Executive Order; or

(v)           a Person that is named as a “specially designated national and blocked person” on the most current list published by the OFAC at its official website or any replacement website or other replacement official publication of such list.

(b)           Neither the Borrower, the Guarantor nor any of its Subsidiaries (i) conducts any business or engages in making or receiving any contribution of funds, goods or services to or for the benefit of a Person described in Section 3.12, (ii) deals in, or otherwise engages in any transaction relating to, any property or interests in property blocked pursuant to the Executive Order, or (iii) engages in or conspires to engage in any transaction that evades or avoids, or has the purpose of evading or avoiding, or attempts to violate, any of the prohibitions set forth in any Anti-Terrorism Law.”

(viii)        Section 5.09 of the Credit Agreement is hereby restated in its entirety as follows:

“5.09 Financial Covenant.  The Guarantor will not permit, as of the last day of each fiscal quarter (i) commencing with the first fiscal quarter beginning after the Closing Date until the First Amendment Effective Date, the ratio of (x) Consolidated Total Debt at such time to (y) Consolidated EBITDA for the then most recently concluded period of four consecutive fiscal quarters of the Guarantor to exceed 3.50 to 1.00 and (ii) commencing with the first fiscal quarter beginning after the First Amendment Effective Date, the ratio of (x) Consolidated Total Debt at such time to (y) Consolidated EBITDA for the then most recently concluded period of four consecutive fiscal quarters of the Guarantor to exceed 3.75 to 1.00.”

(ix)          Section 5.13 of the Credit Agreement is hereby amended by deleting the text “Closing Date” appearing in clause (ii) therein and inserting the text “First Amendment Effective Date” in lieu thereof.

(x)           Section 9.05 of the Credit Agreement is hereby amended by (v) inserting the text “(a)” immediately before the first sentence of such Section, (w) deleting the text “Indemnified Taxes or Other” in both instances appearing in the first sentence therein, (x) inserting the text “if such Taxes are Indemnified Taxes or Other Taxes” immediately following the text “(i)” appearing in the first sentence therein, (y) adding the following new sub-clause (d) immediately following sub-clause (c) therein:

“(d)         Each Lender shall severally indemnify the Administrative Agent, within 10 days after demand therefor, for (i) any Indemnified Taxes attributable to such Lender (but only to the extent that the Borrower or any Guarantor has not already indemnified the Administrative Agent for such Indemnified Taxes and without limiting the obligation of the Borrower or any Guarantor to do so), (ii) any Taxes attributable to such Lender’s failure to comply with the provisions of Section 10.04(e) relating to the maintenance of a Participant Register and (iii) any Excluded Taxes attributable to such Lender, in each case, that are payable or paid by the Administrative Agent in connection with any Loan Document, and any reasonable expenses arising therefrom or with respect thereto, whether or not such

Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to any Lender by the Administrative Agent shall be conclusive absent manifest error. Each Lender hereby authorizes the Administrative Agent to set off and apply any and all amounts at any time owing to such Lender under any Loan Document or otherwise payable by the Administrative Agent to the Lender from any other source against any amount due to the Administrative Agent under this paragraph (d).”, and (z) revising the numbering of sub-clause (d) to (e), sub-clause (e) to (f) and sub-clause (f) to (g).

(xi)          The Pricing Grid table appearing in Schedule 1.01 of the Credit Agreement is hereby restated in its entirety as follows:

Index Debt Rating (in the order of S&P/Moody’s/Fitch)	Facility Fee	Applicable Margin for Eurodollar Loans
≥ A-/A3/A-	7.5	80.0
BBB+/Baa1/ BBB+	10.0	90.0
BBB/Baa2/ BBB	12.5	100.0
BBB-/Baa3/BBB-	20.0	130.0
Lower than BBB-/Baa3/BBB-	25.0	150.0

(xii)         The Form of Subsidiary Guaranty attached as Exhibit D to the Credit Agreement is hereby amended and restated in its entirety in the form attached hereto as Annex A.

2.             Joinder of New Banks; Bank Reallocation.

(i)            Effective as of the First Amendment Effective Date (x) each Lender identified on Schedule 2.01 hereto as an “Additional Lender” hereby joins in, becomes a party to, and agrees to comply with and be bound by the terms and conditions of the Credit Agreement as a Lender thereunder and under each and every other Loan Document to which any Lender is required to be bound, to the same extent as if such Additional Lender were an original signatory thereto and (y) each Additional Lender’s Commitment is in the amount set forth on Schedule 2.01 attached hereto. Each Additional Lender hereby appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Credit Agreement as are delegated to the Administrative Agent by the terms thereof, together with such powers and discretion as are reasonably incidental thereto. Each Additional Lender represents and warrants that (A) it has received a copy of the Credit Agreement and copies of the most recent financial statements delivered pursuant to Section 5.01 thereof, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Amendment and to become a Lender, on the basis of which it has made such analysis and decision independently and without reliance on the Administrative Agent or any other Lender, (B) it has, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to become a Lender, and (C) it satisfies the requirements, if any, specified in the Credit Agreement that are required to be satisfied by it in order to become a Lender. Each Additional Lender agrees that (I) it will, independently and without reliance on the Administrative Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, and (II) it will perform in accordance with their terms all of their obligations which by the terms of the Loan Documents are required to be performed of it as a Lender.

(ii)           Effective as of the First Amendment Effective Date, each Lender agrees that its Commitments shall be the amounts set forth opposite such Lender’s name on Schedule 2.01 as amended by this First Amendment.

3.                                      Conditions Precedent to Effectiveness.  This First Amendment shall become effective on the date (the “First Amendment Effective Date”) when each of the following conditions shall have been satisfied:

(i)            the Borrower, the Guarantor, the Administrative Agent and the Lenders shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile, pdf or other electronic transmission) the same to the Administrative Agent;

(ii)           all of the representations and warranties contained in the Credit Agreement and other Loan Documents are true and correct in all material respects on the First Amendment Effective Date after giving effect to this First Amendment, with the same effect as though such representations and warranties had been made on and as of the First Amendment Effective Date (it being understood and agreed that (x) any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects only as of such specified date and (y) any representation or warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct in all respects on such specified date);

(iii)          the Borrower shall have paid an amendment fee in an amount equal to the product of (x) each Lender’s commitment amount, multiplied by (y) the rate separately agreed with such Lender;

(iv)          the Borrower shall have paid any reasonable and documented out-of-pocket expenses of the Administrative Agent invoiced to the Borrower at least 2 Business Days prior to the First Amendment Effective Date required to be paid or reimbursed pursuant to Section 10.03 of the Credit Agreement, including the reasonable and documented fees, charges and disbursements of counsel for the Administrative Agent;

(v)           the Administrative Agent shall have received certified copies of the charter, by-laws and other constitutive documents of each Obligor and of resolutions of the Board of Directors of each Obligor authorizing this Agreement, together with incumbency certificates dated the date of this Agreement evidencing the identity, authority and capacity of each Person authorized to execute and deliver this Agreement and any other documents to be delivered by each such Obligor pursuant hereto, all in form and substance reasonably satisfactory to the Administrative Agent and its counsel; and

(vi)          the Administrative Agent shall have received favorable written opinions (addressed to the Administrative Agent and the Lenders and dated the date of this Agreement) of Weil Gotshal & Manges, LLP, special New York counsel of the Obligors, which opinion shall be substantially similar to the opinion delivered on the Closing Date.

4.             Representations and Warranties.  Each Obligor represents and warrants to the Administrative Agent and the Lenders that, as of the date of and after giving effect to this First Amendment:

(i)            the execution, delivery and performance of this First Amendment have been duly authorized by all necessary action on the part of each Obligor;

(ii)           this First Amendment is a legal, valid and binding obligation of each Obligor, enforceable against each Obligor in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws generally affecting creditors’ rights and to general principles of equity, regardless of whether considered in a proceeding in equity or at law;

(iii)          all of the representations and warranties contained in the Credit Agreement and the other Loan Documents are true and correct in all material respects on the First Amendment Effective Date after giving effect to this First Amendment, with the same effect as though such representations and warranties had been made on and as of the First Amendment Effective Date (it being understood and agreed that (x) any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects only as of such specified date and (y) any representation or warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct in all respects on such specified date); and

(iv)          no Default or Event of Default has occurred and is continuing.

5.             General Provisions.

(i)            Governing Law.  THIS FIRST AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

(ii)           Execution in Counterparts.  This First Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.  Delivery by telecopy or other electronic image scan transmission of an executed counterpart of a signature page to this First Amendment shall be effective as delivery of an original executed counterpart of this First Amendment.  The Administrative Agent may also require that any such documents and signatures delivered by telecopy or other electronic image scan transmission be confirmed by a manually signed original thereof; provided that the failure to request or deliver the same shall not limit the effectiveness of any document or signature delivered by telecopy or other electronic image scan transmission.  A complete set of counterparts shall be lodged with the Borrower and the Administrative Agent.

(iii)          Severability.  Any provision hereof which is held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without rendering the remaining provisions hereof invalid, illegal or unenforceable in such jurisdiction and without affecting the validity, legality or enforceability of any provision in any other jurisdiction.

(iv)          Successors; Assignment.  The terms of this First Amendment shall be binding upon, and shall inure for the benefit of, the parties hereto and their respective successors and assigns; provided that the Borrower may not assign or transfer any of its rights, obligations or interest hereunder without the prior written consent of each Lender, other than as contemplated by Section 5.08 of the Credit Agreement.

(v)           Effect on Loan Documents.  (i) Except as expressly set forth herein, this First Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the Administrative Agent under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of the Credit Agreement or of any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect.  Nothing herein shall be deemed to entitle the Borrower to receive consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances.

(vi)          Reference to Amendment.  On and after the First Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import, and each reference to the Credit Agreement in any other Loan Document shall be deemed a reference to the Credit Agreement as modified hereby.  This First Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.

*          *          *

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to the Credit Agreement to be executed by their respective officers thereunto duly authorized, as of the date first set forth above.

TYCO ELECTRONICS GROUP S.A.

By:	/s/ Harold G. Barksdale
Name: Harold G. Barksdale
Title: Director

By:	/s/ Mario Calastri
Name: Mario Calastri
Title: Director

TE CONNECTIVITY LTD.

By:	/s/ Mario Calastri
Name: Mario Calastri
Title: Senior Vice President and Treasurer

DEUTSCHE BANK AG NEW YORK BRANCH, as a Lender and as Administrative Agent

By:	/s/ Ross Levitsky
Name: Ross Levitsky
Title: Managing Director

By:	/s/ Virginia Cosenza
Name: Virginia Cosenza
Title: Vice President

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF THE DATE FIRST ABOVE WRITTEN, TO THE CREDIT AGREEMENT, DATED AS OF JUNE 24, 2011, AMONG TYCO ELECTRONICS GROUP S.A., TE CONNECTIVITY LTD., THE VARIOUS LENDERS PARTY THERETO AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

Bank of America, N.A.

By:	/s/ Jeannette Lu
Name: Jeannette Lu
Title: Vice President

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF THE DATE FIRST ABOVE WRITTEN, TO THE CREDIT AGREEMENT, DATED AS OF JUNE 24, 2011, AMONG TYCO ELECTRONICS GROUP S.A., TE CONNECTIVITY LTD., THE VARIOUS LENDERS PARTY THERETO AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

JPMorgan Chase Bank, N.A.

By:	/s/ Gene Riego de Dios
Name: Gene Riego de Dios
Title: Vice President

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF THE DATE FIRST ABOVE WRITTEN, TO THE CREDIT AGREEMENT, DATED AS OF JUNE 24, 2011, AMONG TYCO ELECTRONICS GROUP S.A., TE CONNECTIVITY LTD., THE VARIOUS LENDERS PARTY THERETO AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

BNP Paribas

By:	/s/ Nicole Mitchell
Name: Nicole Mitchell
Title: Vice President

By:	/s/ Nicolas Rabier
Name: Nicolas Rabier
Title: Managing Director

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF THE DATE FIRST ABOVE WRITTEN, TO THE CREDIT AGREEMENT, DATED AS OF JUNE 24, 2011, AMONG TYCO ELECTRONICS GROUP S.A., TE CONNECTIVITY LTD., THE VARIOUS LENDERS PARTY THERETO AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

Citibank, N.A.

By:	/s/ Susan M. Olsen
Name: Susan M. Olsen
Title: Vice President

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF THE DATE FIRST ABOVE WRITTEN, TO THE CREDIT AGREEMENT, DATED AS OF JUNE 24, 2011, AMONG TYCO ELECTRONICS GROUP S.A., TE CONNECTIVITY LTD., THE VARIOUS LENDERS PARTY THERETO AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

The Bank of Nova Scotia

By:	/s/ Diane Emanuel
Name: Diane Emanuel
Title: Managing Director & Execution Head

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF THE DATE FIRST ABOVE WRITTEN, TO THE CREDIT AGREEMENT, DATED AS OF JUNE 24, 2011, AMONG TYCO ELECTRONICS GROUP S.A., TE CONNECTIVITY LTD., THE VARIOUS LENDERS PARTY THERETO AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

Barclays Bank PLC

By:	/s/ Irina Dimova
Name: Irina Dimova
Title: Vice President

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF THE DATE FIRST ABOVE WRITTEN, TO THE CREDIT AGREEMENT, DATED AS OF JUNE 24, 2011, AMONG TYCO ELECTRONICS GROUP S.A., TE CONNECTIVITY LTD., THE VARIOUS LENDERS PARTY THERETO AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

Goldman Sachs Bank USA

By:	/s/ Mark Walton
Name: Mark Walton
Title: Authorized Signatory

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF THE DATE FIRST ABOVE WRITTEN, TO THE CREDIT AGREEMENT, DATED AS OF JUNE 24, 2011, AMONG TYCO ELECTRONICS GROUP S.A., TE CONNECTIVITY LTD., THE VARIOUS LENDERS PARTY THERETO AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

HSBC Bank USA, NA

By:	/s/ Thomas Rogers
Name: Thomas Rogers
Title: Senior Vice President

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF THE DATE FIRST ABOVE WRITTEN, TO THE CREDIT AGREEMENT, DATED AS OF JUNE 24, 2011, AMONG TYCO ELECTRONICS GROUP S.A., TE CONNECTIVITY LTD., THE VARIOUS LENDERS PARTY THERETO AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

Bank of China, New York Branch

By:	/s/ Haifeng Xu
Name: Haifeng Xu
Title: Executive Vice President

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF THE DATE FIRST ABOVE WRITTEN, TO THE CREDIT AGREEMENT, DATED AS OF JUNE 24, 2011, AMONG TYCO ELECTRONICS GROUP S.A., TE CONNECTIVITY LTD., THE VARIOUS LENDERS PARTY THERETO AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

Australia and New Zealand Banking Group Limited

By:	/s/ Joshua Landau
Name: Joshua Landau
Title: Head of Financial Institutions — America

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF THE DATE FIRST ABOVE WRITTEN, TO THE CREDIT AGREEMENT, DATED AS OF JUNE 24, 2011, AMONG TYCO ELECTRONICS GROUP S.A., TE CONNECTIVITY LTD., THE VARIOUS LENDERS PARTY THERETO AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

Wells Fargo Bank, National Association

By:	/s/ Beth Rue
Name: Beth Rue
Title: Director

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF THE DATE FIRST ABOVE WRITTEN, TO THE CREDIT AGREEMENT, DATED AS OF JUNE 24, 2011, AMONG TYCO ELECTRONICS GROUP S.A., TE CONNECTIVITY LTD., THE VARIOUS LENDERS PARTY THERETO AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

The Bank of Tokyo-Mitsubishi UFJ, Ltd.

By:	/s/ M. Antioco
	Name:	M. Antioco
	Title:	Associate

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF THE DATE FIRST ABOVE WRITTEN, TO THE CREDIT AGREEMENT, DATED AS OF JUNE 24, 2011, AMONG TYCO ELECTRONICS GROUP S.A., TE CONNECTIVITY LTD., THE VARIOUS LENDERS PARTY THERETO AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

Banco Bilbao Vizcaya Argentaria, S.A. New York Branch

By:	/s/ Michael Oka
	Name:	Michael Oka
	Title:	Executive Director

By:	/s/ Mauricio Benitez
	Name:	Mauricio Benitez
	Title:	Vice President

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF THE DATE FIRST ABOVE WRITTEN, TO THE CREDIT AGREEMENT, DATED AS OF JUNE 24, 2011, AMONG TYCO ELECTRONICS GROUP S.A., TE CONNECTIVITY LTD., THE VARIOUS LENDERS PARTY THERETO AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

Credit Suisse AG, Cayman Islands Branch

By:	/s/ Christopher Reo Day
	Name:	Christopher Reo Day
	Title:	Authorized Signatory

By:	/s/ Jean-Marc Vauclair
	Name:	Jean-Marc Vauclair
	Title:	Authorized Signatory

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF THE DATE FIRST ABOVE WRITTEN, TO THE CREDIT AGREEMENT, DATED AS OF JUNE 24, 2011, AMONG TYCO ELECTRONICS GROUP S.A., TE CONNECTIVITY LTD., THE VARIOUS LENDERS PARTY THERETO AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

Industrial and Commercial Bank of China Limited New York Branch

By:	/s/ Mr. Mingqiang Bi
	Name:	Mr. Mingqiang Bi
	Title:	General Manager

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF THE DATE FIRST ABOVE WRITTEN, TO THE CREDIT AGREEMENT, DATED AS OF JUNE 24, 2011, AMONG TYCO ELECTRONICS GROUP S.A., TE CONNECTIVITY LTD., THE VARIOUS LENDERS PARTY THERETO AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

The Northern Trust Company

By:	/s/ Andrew D. Holtz
Name: Andrew D. Holtz
Title: Senior Vice President

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF THE DATE FIRST ABOVE WRITTEN, TO THE CREDIT AGREEMENT, DATED AS OF JUNE 24, 2011, AMONG TYCO ELECTRONICS GROUP S.A., TE CONNECTIVITY LTD., THE VARIOUS LENDERS PARTY THERETO AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

Sumitomo Mitsui Banking Corporation

By:	/s/ David W. Kee
Name: David W. Kee
Title: Managing Director

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF THE DATE FIRST ABOVE WRITTEN, TO THE CREDIT AGREEMENT, DATED AS OF JUNE 24, 2011, AMONG TYCO ELECTRONICS GROUP S.A., TE CONNECTIVITY LTD., THE VARIOUS LENDERS PARTY THERETO AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

Intesa Sanpaolo S.p.A.

By:	/s/ William S. Denton
Name: William S. Denton
Title: Global Relationship Manager

By:	/s/ Francesco Di Mario
Name: Francesco Di Mario
Title: F.V.P. & Head of Credit

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF THE DATE FIRST ABOVE WRITTEN, TO THE CREDIT AGREEMENT, DATED AS OF JUNE 24, 2011, AMONG TYCO ELECTRONICS GROUP S.A., TE CONNECTIVITY LTD., THE VARIOUS LENDERS PARTY THERETO AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

Commerzbank AG, New York Branch

By:	/s/ Diane Pockaj
Name: Diane Pockaj
Title: Managing Director

By:	/s/ Michael Weinert
Name: Michael Weinert
Title: Vice President

ANNEX A

EXHIBIT D

[FORM OF] SUBSIDIARY GUARANTY

Dated as of

WHEREAS, TE Connectivity Ltd., Tyco Electronics Group S.A. (the “Borrower”), the Lenders party thereto, and Deutsche Bank AG New York Branch, as Administrative Agent have entered into the Five-Year Senior Credit Agreement, dated as of June 24, 2011 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), pursuant to which the Borrower is or may be entitled, subject to certain conditions, to borrow loans thereunder; and

WHEREAS, in conjunction with the transactions contemplated by the Credit Agreement and in consideration of the financial and other support that the Borrower has provided, and such financial and other support as the Borrower may in the future provide, to the undersigned (together with its successors, the “Guarantor”) and in order to induce the Lenders and the Administrative Agent to enter into the Credit Agreement and to make extensions of credit thereunder, the Guarantor is willing to guarantee the obligations of the Borrower under the Credit Agreement and the Notes issued thereunder;

NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Guarantor hereby agrees as follows:

ARTICLE I

DEFINITIONS

Section 1.01         Definitions.  Terms defined in the Credit Agreement and not otherwise defined herein are used herein as therein defined, and the provisions of Sections 1.03 and 1.04 of the Credit Agreement shall apply to this Subsidiary Guaranty.  In addition, the following terms, as used herein, have the following meanings:

“Commodity Exchange Act” means the Commodity Exchange Act (7 U.S.C. § 1 et seq.).

“Excluded Swap Obligation” means,  with  respect  to  any  Guarantor,  any  Swap Obligation  if, and to the extent that, all or a portion of the Guarantee of such Guarantor of, or the grant by such Guarantor of a security interest to secure, such Swap Obligation (or any Guarantee thereof) is or becomes illegal under the Commodity Exchange Act or any rule, regulation or order  of   the  Commodity  Futures  Trading  Commission   (or  the   application   or   official interpretation of any thereof) by virtue of such Guarantor’s failure for any reason to constitute an “eligible contract participant” as defined in the Commodity Exchange Act and the regulations thereunder at the time the Guarantee of such Guarantor or the grant of such security interest becomes effective with respect to such Swap Obligation. If a Swap Obligation arises under a master agreement governing more than one swap, such exclusion shall apply only to the portion of such Swap Obligation that is attributable to swaps for which such Guarantee or security interest is or becomes illegal.

“Guaranteed Obligations” means (i) all obligations of the Borrower in respect of principal of and interest on the Loans and the Notes, (ii) all other amounts payable by the Borrower under the Credit Agreement or any Note and (iii) all renewals or extensions of the foregoing, in each case whether now outstanding or hereafter arising.  The Guaranteed Obligations shall include, without limitation, any interest, costs, fees and expenses that accrue on or with respect to any of the foregoing and are payable by the Borrower pursuant to the Credit Agreement or any Note, whether before or after the commencement of any case, proceeding or other action relating to the bankruptcy, insolvency or reorganization of any one or more than one of the Obligors, and any such interest, costs, fees and expenses that would have accrued thereon or with respect thereto and would have been payable by the Borrower pursuant to the Credit Agreement or Note but for the commencement of such case, proceeding or other action. Notwithstanding any other provision herein, in no event will Guaranteed Obligations include any Excluded Swap Obligations.

“Obligors” means, at any time, collectively, the Borrower, the “Guarantor” (as defined in the Credit Agreement) and each Subsidiary Guarantor at such time.

“Qualified ECP Guarantor” means, in respect of any Swap Obligation, each Guarantor that has total assets exceeding $10,000,000 at the time the relevant Guarantee or grant of the relevant Lien becomes effective with respect to such Swap Obligation or constitutes an “eligible contract participant” under the Commodity Exchange Act or any regulations promulgated thereunder and can cause another person to qualify as an “eligible contract participant” at such time by entering into a keepwell under Section 1a(18)(A)(v)(II) of the Commodity Exchange Act.

“Swap Obligation” means, with respect to the Guarantor, any obligation to pay or perform under any agreement, contract or transaction that constitutes a “swap” within the meaning of Section 1a(47) of the Commodity Exchange Act.

ARTICLE II
GUARANTEE

Section 2.01         The Guarantee.  Subject to Section 2.03, the Guarantor hereby unconditionally and irrevocably guarantees to the Lenders and the Administrative Agent and to each of them, the due and punctual payment in cash of all Guaranteed Obligations as and when the same shall become due and payable, whether at maturity, by declaration or otherwise, according to the terms thereof.  This is a continuing guarantee and a guarantee of payment and not merely of collection.  In case of failure by the Borrower punctually to pay the indebtedness guaranteed hereby, the Guarantor, subject to Section 2.03, hereby unconditionally agrees to cause such payment to be made, in cash, punctually as and when the same shall become due and payable, whether at maturity or by declaration or otherwise, and as if such payment were made by the Borrower.

Section 2.02         Guarantee Unconditional.  The obligations of the Guarantor under this Article II shall be unconditional and absolute and, without limiting the generality of the foregoing, shall not be released, discharged or otherwise affected by:

(a)           any extension, renewal, settlement, compromise, waiver or release in respect of any obligation of any other Obligor under any Loan Document, by operation of law or otherwise;

(b)           any modification or amendment of or supplement to any Loan Document (other than as specified in an amendment or waiver of this Subsidiary Guaranty effected in accordance with Section 2.03);

(c)           any modification, amendment, waiver, release, non-perfection or invalidity of any direct or indirect security, or of any guaranty or other liability of any third party, for any obligation of any other Obligor under any Loan Document;

(d)           any change in the corporate existence, structure or ownership of any other Obligor, or any insolvency, bankruptcy, reorganization or other similar proceeding affecting any other Obligor or its assets or any resulting release or discharge of any obligation of any other Obligor contained in any Loan Document;

(e)           the existence of any claim, set-off or other rights which the Guarantor may have at any time against any other Obligor, the Administrative Agent, any Lender or any other Person, whether or not arising in connection with the Loan Document; provided that nothing herein shall prevent the assertion of any such claim by separate suit or compulsory counterclaim;

(f)            any invalidity or unenforceability relating to or against any other Obligor for any reason of any Loan Document, or any provision of applicable law or regulation purporting to prohibit the payment by any other Obligor of the principal of or interest on any Loan or any other amount payable by any other Obligor under any Loan Document; or

(g)           any other act or omission to act or delay of any kind by any other Obligor, the Administrative Agent, any Lender or any other Person or any other circumstance whatsoever that might, but for the provisions of this paragraph, constitute a legal or equitable discharge of the obligations of the Guarantor under this Article II.

Section 2.03         Limit of Liability.  The Guarantor shall be liable under this Subsidiary Guaranty only for amounts aggregating up to the largest amount that would not render its obligations hereunder subject to avoidance under Section 548 of the United States Bankruptcy Code or any comparable provisions of any other applicable law.  To the extent that the Guarantor shall be required hereunder to pay a portion of the Guaranteed Obligations which shall exceed the greater of (i) the amount of the economic benefit actually received by the Guarantor from the incurrence of the Loans under the Credit Agreement and (ii) the amount which the Guarantor would otherwise have paid if the Guarantor had paid the aggregate amount of the Guaranteed Obligations (excluding the amount thereof repaid by the Borrower and any other Subsidiary Guarantors) in the same proportion as the Guarantor’s net worth at the date enforcement hereunder is sought bears to the aggregate net worth of all the Subsidiary Guarantors at the date enforcement hereunder is sought (the “Contribution Percentage”), then the Guarantor shall have a right of contribution against each other Subsidiary Guarantor who has made payments in respect of the Guaranteed Obligations to and including the date enforcement hereunder is sought in an aggregate amount less than such other Subsidiary Guarantor’s Contribution Percentage of the aggregate payments made to and including the date enforcement hereunder is sought by all Subsidiary Guarantors in respect of the Guaranteed Obligations; provided that no Subsidiary Guarantor may take any action to enforce such right until the Guaranteed Obligations (other than contingent indemnification obligations with respect to unasserted claims) have been indefeasibly paid in full in cash and the Commitments have been terminated, it being expressly recognized and agreed by all parties hereto that the Guarantor’s right of contribution arising pursuant to this Section 2.03 against any other Subsidiary Guarantor shall be expressly junior and subordinate to such other Subsidiary Guarantor’s obligations and liabilities in respect of the Guaranteed Obligations and any other obligations owing under any Subsidiary Guaranty.  All parties hereto recognize and agree that, except for any right of contribution arising pursuant to this Section 2.03, each Subsidiary Guarantor who makes any payment in respect of the Guaranteed Obligations shall have no right of contribution or subrogation against any other Subsidiary Guarantor in respect of such payment.  The Guarantor recognizes and acknowledges that the rights to contribution arising hereunder shall constitute an asset in favor of the party entitled to such contribution.  In this connection, the Guarantor has the right to waive its contribution right against any other Subsidiary Guarantor to the extent that after giving effect to such waiver the Guarantor would remain solvent, in the determination of the Required Lenders.

Section 2.04         Discharge; Reinstatement in Certain Circumstances.  Subject to Section 4.06, the Guarantor’s obligations under this Article II shall remain in full force and effect until the Commitments are terminated and the principal of and interest on the Loans and all other amounts payable by the Borrower under the Loan Documents shall have been paid in full in cash.  If at any time any payment of the principal of or interest on any Loan or any other amount payable by the Borrower under any Loan Document is rescinded or must be otherwise restored or returned upon the insolvency, bankruptcy or reorganization of any other Obligor or otherwise, the Guarantor’s obligations under this Article II with respect to such payment shall be reinstated at such time as though such payment had become due but had not been made at such time.

Section 2.05         Waiver.  The Guarantor irrevocably waives acceptance hereof, presentment, demand, protest and any notice not provided for herein, as well as any requirement that at any time any action be taken by any Person against any other Obligor or any other Person.

Section 2.06         Subrogation and Contribution.  (a) The Guarantor irrevocably waives any and all rights to which it may be entitled, by operation of law or otherwise, upon making any payment hereunder (i) to be subrogated to the rights of the payee against the Borrower with respect to such payment or otherwise to be reimbursed, indemnified or exonerated by any other Obligor in respect thereof or (ii) to receive any payment, in the nature of contribution or for any other reason, from any other Obligor with respect to such payment.

(b)           Notwithstanding the provision of subsection (a) of this Section 2.06, the Guarantor shall have and be entitled to (i) all rights of subrogation or contribution otherwise provided by law in respect of any payment it may make or be obligated to make under this Subsidiary Guaranty and (ii) all claims (as defined under Chapter 11 of Title 11 of the United States Code, as amended, or any successor statute (the “Bankruptcy Code”)) it would have against any Obligor or any other Subsidiary Guarantor (each an “Other Party”) in the absence of subsection (a) of this Section 2.06 and to assert and enforce the same, in each case on and after, but at no time prior to, the date (the “Subrogation Trigger Date”) which is one year and five days after the Maturity Date if, but only if, (x) no Default or Event of Default of the type described in Article VI of the Credit Agreement with respect to the relevant Other Party has existed at any time on and after the Subrogation Trigger Date and (y) the existence of the Guarantor’s rights under this clause (b) would not make the Guarantor a creditor (as defined in the Bankruptcy Code) of such Other Party in any insolvency, bankruptcy, reorganization or similar proceeding commenced on or prior to the Subrogation Trigger Date.

Section 2.07         Stay of Acceleration.  If acceleration of the time for payment of any amount payable by the Borrower under the Loan Documents is stayed upon the insolvency, bankruptcy or reorganization of the Borrower, all such amounts otherwise subject to acceleration under the terms of the Loan Documents shall nonetheless be payable by the Guarantor hereunder forthwith on demand by the Administrative Agent made at the request of the Required Lenders.

Section 2.08         Keepwell.  Each Qualified ECP Guarantor hereby jointly and severally absolutely, unconditionally and irrevocably undertakes to provide such funds or other support as may be needed from time to time by each other Guarantor to honor all of its obligations under this Subsidiary Guaranty in respect of Swap Obligations (provided that, each Qualified ECP Guarantor shall only be liable under this Section 2.08 for the maximum amount of such liability that can be hereby incurred without rendering its obligations under this Section 2.08 or otherwise under this Subsidiary Guaranty, voidable under applicable law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount).The obligations of each Qualified ECP Guarantor under this Section 2.08 shall remain in full force and effect until the Guaranteed Obligations have been paid in full in cash and all Commitments have terminated. Each Qualified ECP Guarantor intends that this Section 2.08 constitute, and this Section 2.08 shall be deemed to constitute, a “keepwell, support, or other agreement” for the benefit of each other Credit Party for all purposes of Section 1a(18)(A)(v)(II) of the Commodity Exchange Act.

ARTICLE III

REPRESENTATIONS AND WARRANTIES

The Guarantor represents and warrants to the Administrative Agent and the Lenders that:

Section 3.01         Corporate Existence and Power.  The Guarantor is a corporation duly incorporated, validly existing and in good standing under the laws of [                    ].

Section 3.02         Corporate and Governmental Authorization; No Contravention.  The execution, delivery and performance by the Guarantor of this Subsidiary Guaranty:

(a)           are within the Guarantor’s corporate powers;

(b)           have been duly authorized by all necessary corporate action on the part of the Guarantor;

(c)           require no action by or in respect of, or filing with, any Governmental Authority on the part of the Guarantor; and

(d)           do not contravene, or constitute a default by the Guarantor under, any provision of (i) applicable law or regulation, (ii) the certificate of incorporation, by-laws or other constitutive documents of the Guarantor, or (iii) any agreement or instrument evidencing or governing Debt of the Guarantor or any other material agreement, judgment, injunction, order, decree or other instrument binding upon the Guarantor.

Section 3.03         Binding Effect.  This Subsidiary Guaranty constitutes a valid and binding obligation of the Guarantor.

Section 3.04         Not an Investment Company.  The Guarantor is not an “investment company” as defined in, or subject to regulation under, the Investment Company Act of 1940.

ARTICLE IV

MISCELLANEOUS

Section 4.01         Notices.  All notices, requests and other communications to be made to or by the Guarantor hereunder shall be in writing (including, without limitation, bank wire, telex, facsimile transmission or similar writing) and shall be given: (a) if to the Guarantor, to it at its address or facsimile number set forth on the signature pages hereof or such other address or facsimile number as the Guarantor may hereafter specify for the purpose by notice to the Administrative Agent and (b) if to any party to the Credit Agreement, to it at its address or facsimile number for notices specified in or pursuant to the Credit Agreement.  Each such notice, request or other communication shall be effective (i) if given by facsimile, when such facsimile is transmitted to the facsimile transmission number specified in this Section 4.01 and electronic, telephonic or other appropriate confirmation of receipt thereof is received by the sender, (ii) if given by mail, 72 hours after such communication is deposited in the mails with first class postage prepaid, addressed as aforesaid or (ii) if given by any other means, when delivered at the address specified in this Section 4.01.

Section 4.02         No Waiver.  No failure or delay by the Administrative Agent or any Lender in exercising any right, power or privilege under this Subsidiary Guaranty or any other Loan Document shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege.  The rights and remedies herein and therein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

Section 4.03         Amendments and Waivers.  Any provision of this Subsidiary Guaranty may be amended or waived if, and only if, such amendment or waiver is entered into in accordance with Section 10.02 of the Credit Agreement.

Section 4.04         Successors and Assigns.  This Subsidiary Guaranty is for the benefit of the Lenders and the Administrative Agent and their respective successors and assigns and in the event of an assignment of the Loans, the Notes or other amounts payable under the Loan Documents, the rights hereunder, to the extent applicable to the indebtedness so assigned, shall be transferred with such indebtedness.  All the provisions of this Subsidiary Guaranty shall be binding upon the Guarantor and its successors and assigns.

Section 4.05         Taxes.  All payments by the Guarantor hereunder shall be made free and clear of Taxes and otherwise in accordance with Section 9.05 of the Credit Agreement (which Section, including but not limited to the indemnification provisions contained therein, is hereby incorporated by reference as if set forth herein; provided that each reference contained therein to any other Obligor shall be a reference to the Guarantor).

Section 4.06         Effectiveness.  (a) This Subsidiary Guaranty shall become effective when the Administrative Agent shall have received a counterpart hereof signed by the Guarantor.

(b)           The Guarantor may at any time elect to terminate this Subsidiary Guaranty and its obligations hereunder if (i) after giving effect thereto, no Default or Event of Default shall have occurred and be continuing and (ii) at such time the Guarantor does not have in effect a guarantee the effect of which would require the Guarantor to be a Subsidiary Guarantor under the terms of Section 5.12 of the Credit Agreement.  If the Guarantor so elects to terminate this Subsidiary Guaranty, it shall give the Administrative Agent notice to such effect, which notice shall be accompanied by a certificate of a Responsible Officer to the effect that, after giving effect to such termination, no Default or Event of Default shall have occurred and be continuing.  The Administrative Agent may conclusively rely on such certificate.  Upon receipt of such notice and such certificate, unless the Administrative Agent determines that a Default or Event of Default shall have occurred and be continuing, the Administrative Agent shall promptly deliver to the Guarantor the counterpart of this Subsidiary Guaranty delivered to the Administrative Agent pursuant to Section 4.06(a), and upon such delivery this Subsidiary Guaranty shall terminate and the Guarantor shall have no further obligations hereunder.  In addition to the foregoing, this Subsidiary Guaranty may be terminated and released in accordance with the terms of the penultimate paragraph of Article VII of the Credit Agreement.

Section 4.07         GOVERNING LAW; SUBMISSION TO JURISDICTION.  (a)  THIS SUBSIDIARY GUARANTY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK.  THE GUARANTOR HEREBY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND OF ANY NEW YORK STATE COURT SITTING IN NEW YORK CITY FOR PURPOSES OF ALL LEGAL

PROCEEDINGS ARISING OUT OF OR RELATING TO THIS SUBSIDIARY GUARANTY OR THE TRANSACTIONS CONTEMPLATED HEREBY.  THE GUARANTOR IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT AND ANY CLAIM THAT ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. NOTHING IN THIS SUBSIDIARY GUARANTY OR ANY OTHER LOAN DOCUMENT SHALL AFFECT ANY RIGHT THAT THE ADMINISTRATIVE AGENT OR ANY LENDER MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS SUBSIDIARY GUARANTY OR ANY OTHER LOAN DOCUMENT AGAINST THE OBLIGORS OR THEIR RESPECTIVE PROPERTIES IN THE COURTS OF ANY JURISDICTION.

(b)           If the Guarantor is not organized under the laws of the United States of America or a State thereof:

(i)            Appointment of Agent for Service of Process.  The Guarantor hereby irrevocably designates and appoints CT Corporation System having an office on the date hereof at 111 Eighth Avenue, New York, New York 10011 as its authorized agent, to accept and acknowledge on its behalf, service or any and all process which may be served in any suit, action or proceeding of the nature referred to in subsection (a) above in any federal or New York State court sitting in New York City.  The Guarantor represents and warrants that such agent has agreed in writing to accept such appointment and that a true copy of such designation and acceptance has been delivered to the Administrative Agent.  Such designation and appointment shall be irrevocable until all principal and interest and all other amounts payable hereunder shall have been paid in full in accordance with the provisions hereof.  If such agent shall cease so to act, the Guarantor covenants and agrees to designate irrevocably and appoint without delay another such agent satisfactory to the Administrative Agent and to deliver promptly to the Administrative Agent evidence in writing of such other agent’s acceptance of such appointment.

(ii)           Service of Process.  The Guarantor hereby consents to process being served in any suit, action, or proceeding of the nature referred to in subsection (a) above in any federal or New York State court sitting in New York City by service of process upon the agent of the Guarantor, as the case may be, for service of process in such jurisdiction appointed as provided in subsection (b)(i) above; provided that, to the extent lawful and possible, written notice of said service upon such agent shall be mailed by registered airmail, postage prepaid, return receipt requested, to the Guarantor at its address specified on the signature pages hereof or to any other address of which the Guarantor shall have given written notice to the Administrative Agent.  The Guarantor irrevocably waives, to the fullest extent permitted by law, all claim of error by reason of any such service and agrees that such service shall be deemed in every respect effective service of process upon the Guarantor in any such suit, action or proceeding and shall, to the fullest extent permitted by law, be taken and held to be valid and personal service upon and personal delivery to the Guarantor.

(iii)          No Limitation on Service or Suit.  Nothing in this Section 4.07 shall affect the right of the Administrative Agent or any Lender to serve process in any other manner permitted by law or limit the right of the Administrative Agent or any Lender to bring proceedings against the Guarantor in the courts of any jurisdiction or jurisdictions.

(iv)          Waiver of Immunities.  To the extent permitted by applicable law, if the Guarantor has or hereafter may acquire any immunity (sovereign or otherwise) from any legal action, suit or proceeding, from jurisdiction of any court or from set-off or any legal process (whether service or notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise) with respect to itself or any of its property, the Guarantor hereby irrevocably waives and agrees not to plead or claim such immunity in respect of its obligations under this Subsidiary Guaranty.  The Guarantor agrees that the waivers set forth above shall be to the fullest extent permitted under the Foreign Sovereign Immunities Act of 1976 of the United States of America and are intended to be irrevocable and not subject to withdrawal for purposes of such Act.

Section 4.08         WAIVER OF JURY TRIAL.  THE GUARANTOR HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS SUBSIDIARY GUARANTY OR THE TRANSACTIONS CONTEMPLATED HEREBY.

Section 4.09         Judgment Currency.  If, under any applicable law and whether pursuant to a judgment being made or registered against the Guarantor or for any other reason, any payment under or in connection with this Subsidiary Guaranty, is made or satisfied in a currency (the “Other Currency”) other than that in which the relevant payment is due (the “Required Currency”) then, to the extent that the payment (when converted into the Required Currency at the rate of exchange on the date of payment or, if it is not practicable for the party entitled thereto (the “Payee”) to purchase the Required Currency with the other Currency on the date of payment, at the rate of exchange as soon thereafter as it is practicable for it to do so) actually received by the Payee falls short of the amount due under the terms of this Subsidiary Guaranty, the Guarantor shall, to the extent permitted by law, as a separate and independent obligation, indemnify and hold harmless the Payee against the amount of such shortfall.  For the purpose of this Section, “rate of exchange” means the rate at which the Payee is able on the relevant date to purchase the Required Currency with the Other Currency and shall take into account any premium and other costs of exchange.

Section 4.10         Subsidiary Guaranty and Loan Document. This Agreement constitutes a “Loan Document” and a “Subsidiary Guaranty”, and the Guarantor constitutes a “Subsidiary Guarantor”, in each case, for all purposes under the Credit Agreement and the other Loan Documents.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the Guarantor has caused this instrument to be duly executed by its authorized officer as of the date first above written.

[GUARANTOR]

By:
Name:
Title:

[Address]

Facsimile Number:

Schedule 2.01

COMMITMENTS

Lender	Commitment
Deutsche Bank AG New York Branch	$107,000,000
Bank of America, N.A.	$107,000,000
JPMorgan Chase Bank, N.A.	$107,000,000
BNP Paribas	$107,000,000
Citibank, N.A.	$107,000,000
The Bank of Nova Scotia	$86,250,000
Barclays Bank PLC	$86,250,000
Goldman Sachs Bank USA	$86,250,000
HSBC Bank USA, NA	$86,250,000
Bank of China, New York Branch	$75,000,000
Australia and New Zealand Banking Group Limited	$75,000,000
Wells Fargo Bank, National Association	$75,000,000
The Bank of Tokyo-Mitsubishi UFJ, Ltd.	$75,000,000
Banco Bilbao Vizcaya Argentaria, S.A. New York Branch	$50,000,000
Credit Suisse AG, Cayman Islands Branch	$50,000,000
Industrial and Commercial Bank of China Limited, New York Branch	$50,000,000
The Northern Trust Company	$50,000,000
Sumitomo Mitsui Banking Corporation	$50,000,000
Intesa Sanpaolo S.p.A.	$35,000,000
Commerzbank AG, New York Branch (Additional Lender)	$35,000,000
Total Commitments	$1,500,000,000